                                                                    EXHIBIT 99.5

              CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

         I hereby consent to my being named in the Registration Statement on Form S-4, as amended, of Triple Crown Media, Inc. as a person who is expected to become a director of Triple Crown Media, Inc. upon the consummation of the transactions contemplated therein.


October 17, 2005                                  /s/ J. Mack Robinson
                                                  ------------------------------
                                                  J. Mack Robinson

              CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

         I hereby consent to my being named in the Registration Statement on Form S-4, as amended, of Triple Crown Media, Inc. as a person who is expected to become a director of Triple Crown Media, Inc. upon the consummation of the transactions contemplated therein.


October 17, 2005                                    /s/ Thomas J. Stultz
                                                    ----------------------------
                                                    Thomas J. Stultz

              CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

         I hereby consent to my being named in the Registration Statement on Form S-4, as amended, of Triple Crown Media, Inc. as a person who is expected to become a director of Triple Crown Media, Inc. upon the consummation of the transactions contemplated therein.


October 17, 2005                                  /s/ Gerald N. Agranoff
                                                  ------------------------------
                                                  Gerald N. Agranoff

              CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

         I hereby consent to my being named in the Registration Statement on Form S-4, as amended, of Triple Crown Media, Inc. as a person who is expected to become a director of Triple Crown Media, Inc. upon the consummation of the transactions contemplated therein.


October 17, 2005                                     /s/ James W. Busby
                                                     ---------------------------
                                                     James W. Busby

              CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

         I hereby consent to my being named in the Registration Statement on Form S-4, as amended, of Triple Crown Media, Inc. as a person who is expected to become a director of Triple Crown Media, Inc. upon the consummation of the transactions contemplated therein.


October 17, 2005                               /s/ Hilton H. Howell, Jr.
                                               ---------------------------------
                                               Hilton H. Howell, Jr.

              CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

         I hereby consent to my being named in the Registration Statement on Form S-4, as amended, of Triple Crown Media, Inc. as a person who is expected to become a director of Triple Crown Media, Inc. upon the consummation of the transactions contemplated therein.


October 17, 2005                                    /s/ Monte C. Johnson
                                                    ----------------------------
                                                    Monte C. Johnson